Press Release

Contact
Kathy Ta
Vice President, Investor Relations
(408) 601-5697

MAXIM INTEGRATED REPORTS RESULTS FOR THE FIRST QUARTER OF FISCAL 2020

•Revenue: $533 million

•	Gross Margin: 64.4% GAAP (65.0% excluding special items)

•	EPS: $0.51 GAAP ($0.52 excluding special items)

•	Fiscal second quarter revenue outlook: $525 to $565 million

SAN JOSE, CA - October 29, 2019 - Maxim Integrated Products, Inc. (NASDAQ:MXIM) reported net revenue of $533 million for its first quarter of fiscal 2020 ended September 28, 2019, a 4% decrease from the $557 million revenue recorded in the prior quarter, and a 17% decrease from the same quarter of last year.

“Our September quarter results met our earnings per share expectations, while also maintaining lean inventory levels,” said Tunc Doluca, President and Chief Executive Officer. “Looking forward to the December quarter, we expect sequential growth in Communications and Data Center, Automotive and Industrial, partially offset by smartphone-related headwinds and holiday seasonality in Consumer.”

Fiscal Year 2020 First Quarter Results
Based on Generally Accepted Accounting Principles (GAAP), diluted earnings per share in the September quarter was $0.51. The results were affected by $5 million in pre-tax special items which primarily consisted of charges related to acquisitions. GAAP earnings per share, excluding special items was $0.52. An analysis of GAAP versus GAAP excluding special items is provided in this press release.

Cash Flow Items
At the end of the first quarter of fiscal 2020, total cash, cash equivalents and short-term investments were $1.8 billion, down $105 million from the prior quarter.
Notable items included:

•	Cash flow from operations: $141 million

•	Capital expenditures: $21 million

•	Dividends paid: $130 million ($0.48 per share)

•	Stock repurchases: $94 million

Trailing twelve months free cash flow was $725 million. Free cash flow is a non-GAAP measure and is defined by cash flow from operations less capital expenditures.

Business Outlook
The Company’s 90-day backlog at the beginning of the December 2019 quarter was $402 million. Based on the beginning backlog and expected turns, our results for the December 2019 quarter are forecasted to be as follows:

•	Revenue: $525 to $565 million

•	Gross Margin: 63.5% to 65.5% GAAP (64% to 66% excluding special items)

•	EPS: $0.47 to $0.55 GAAP ($0.49 to $0.57 excluding special items)

Maxim Integrated’s business outlook does not include the potential impact of any special items related to restructuring activity, acquisitions, or other business combinations that may be completed during the quarter.

Dividend
A cash dividend of $0.48 per share will be paid on December 13, 2019, to stockholders of record on November 27, 2019.

Conference Call
Maxim Integrated has scheduled a conference call on October 29 at 2:00 p.m. Pacific Time to discuss its financial results for the first quarter of fiscal 2020 and its business outlook. This call will be webcast by Shareholder.com and can be accessed at the Company’s website at investor.maximintegrated.com.

A presentation summarizing financial information to be discussed on the conference call is posted at investor.maximintegrated.com.

CONSOLIDATED STATEMENTS OF INCOME
(Unaudited)
	Three Months Ended
	September 28, 2019	June 29, 2019	September 29, 2018
	(in thousands, except per share data)
Net revenues	$533,040	$556,545	$638,495
Cost of goods sold	189,717	200,154	208,259
Gross margin	343,323	356,391	430,236
Operating expenses:
Research and development	108,989	105,136	112,708
Selling, general and administrative	76,115	75,130	81,518
Intangible asset amortization	756	756	773
Severance and restructuring expenses	1,434	1,715	994
Other operating expenses (income), net	25	83	60
Total operating expenses (income), net	187,319	182,820	196,053
Operating income (loss)	156,004	173,571	234,183
Interest and other income (expense), net	1,829	4,079	(546)
Income (loss) before provision for income taxes	157,833	177,650	233,637
Income tax provision (benefit)	17,677	(189,908)	36,214
Net income (loss)	$140,156	$367,558	$197,423
Earnings (loss) per share:
Basic	$0.52	$1.35	$0.71
Diluted	$0.51	$1.33	$0.70
Shares used in the calculation of earnings (loss) per share:
Basic	271,388	272,382	278,045
Diluted	274,436	275,834	282,454

Dividends paid per share	$0.48	$0.46	$0.46

SCHEDULE OF SPECIAL ITEMS
(Unaudited)
	Three Months Ended
	September 28, 2019	June 29, 2019	September 29, 2018
	(in thousands)
Cost of goods sold:
Intangible asset amortization	$3,111	$4,038	$6,915
Total	$3,111	$4,038	$6,915
Operating expenses:
Intangible asset amortization	$756	$756	$773
Severance and restructuring	1,434	1,715	994
Other operating expenses (income), net	25	83	60
Total	$2,215	$2,554	$1,827
Interest and other expense (income), net	$(207)	$(2,980)	$(378)
Total	$(207)	$(2,980)	$(378)
Income tax provision (benefit):
Impact of U.S. tax legislation (1)	$—	$47,703	$—
Impact of income tax audit settlements (2)	—	(251,599)	—
Total	$—	$(203,896)	$—

(1) Includes effect of U.S. tax legislation enacted on December 22, 2017.
(2) Includes effect of income tax audit settlements.

CONSOLIDATED BALANCE SHEETS
(Unaudited)
	September 28, 2019	June 29, 2019	September 29, 2018
	(in thousands)
ASSETS
Current assets:
Cash and cash equivalents	$1,695,191	$1,757,342	$1,598,772
Short-term investments	98,176	140,990	964,643
Total cash, cash equivalents and short-term investments	1,793,367	1,898,332	2,563,415
Accounts receivable, net	370,316	360,016	439,407
Inventories	235,959	246,512	275,374
Other current assets	24,982	34,640	33,329
Total current assets	2,424,624	2,539,500	3,311,525
Property, plant and equipment, net	574,097	577,722	573,014
Intangible assets, net	52,376	56,242	74,785
Goodwill	532,251	532,251	532,251
Other assets	97,439	38,267	56,977
TOTAL ASSETS	$3,680,787	$3,743,982	$4,548,552

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$81,794	$84,335	$84,087
Price adjustment and other revenue reserves	90,206	100,490	135,187
Income taxes payable	31,704	33,765	60,877
Accrued salary and related expenses	96,168	118,704	106,273
Accrued expenses	42,644	33,873	42,091
Current portion of debt	—	—	499,762
Total current liabilities	342,516	371,167	928,277
Long-term debt	992,944	992,584	991,506
Income taxes payable	446,138	469,418	652,163
Other liabilities	117,903	65,537	64,283
Total liabilities	1,899,501	1,898,706	2,636,229

Stockholders' equity:
Common stock and capital in excess of par value	271	272	279
Retained earnings	1,793,012	1,856,358	1,924,764
Accumulated other comprehensive loss	(11,997)	(11,354)	(12,720)
Total stockholders' equity	1,781,286	1,845,276	1,912,323
TOTAL LIABILITIES & STOCKHOLDERS' EQUITY	$3,680,787	$3,743,982	$4,548,552

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
	Three Months Ended
	September 28, 2019	June 29, 2019	September 29, 2018
	(in thousands)
Cash flows from operating activities:
Net income (loss)	$140,156	$367,558	$197,423
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Stock-based compensation	24,671	22,004	20,497
Depreciation and amortization	23,921	25,569	31,191
Deferred taxes	453	26,118	(3,032)
Loss (gain) from disposal of property, plant and equipment	376	643	621
Other adjustments	27	(268)	(117)
Changes in assets and liabilities:
Accounts receivable	(20,584)	15,615	(23,604)
Inventories	10,578	26,383	7,002
Other current assets	(52,443)	(11,875)	(12,625)
Accounts payable	1,242	699	(5,263)
Income taxes payable	(25,341)	(229,776)	33,743
Accrued salary and related expenses	(22,536)	—	(45,408)
All other accrued liabilities	60,750	(5,203)	6,757
Net cash provided by (used in) operating activities	141,270	237,467	207,185
Cash flows from investing activities:
Purchase of property, plant and equipment	(20,631)	(30,653)	(18,316)
Proceeds from sales of property, plant and equipment	43	306	1
Proceeds from sale of available-for-sale securities	—	—	8,438
Proceeds from maturity of available-for-sale securities	42,921	103,431	301,834
Payment in connection with business acquisition, net of cash acquired	—	—	(2,949)
Purchases of available-for-sale securities	—	—	(190,880)
Purchases of private company investments	—	(1,500)	(750)
Proceeds from private company investments	516	—	—
Other investing activities	(35)	(60)	—
Net cash provided by (used in) investing activities	22,814	71,524	97,378
Cash flows from financing activities:
Contingent consideration paid	—	—	(8,000)
Net issuance of restricted stock units	(9,943)	(6,663)	(7,528)
Proceeds from stock options exercised	7,482	5,414	6,608
Issuance of common stock under employee stock purchase program	—	22,486	—
Repurchase of common stock	(93,552)	(102,104)	(112,498)
Dividends paid	(130,222)	(125,345)	(127,857)
Net cash provided by (used in) financing activities	(226,235)	(206,212)	(249,275)
Net increase (decrease) in cash and cash equivalents	(62,151)	102,779	55,288
Cash and cash equivalents:
Beginning of period	$1,757,342	$1,654,563	$1,543,484
End of period	$1,695,191	$1,757,342	$1,598,772
Total cash, cash equivalents, and short-term investments	$1,793,367	$1,898,332	$2,563,415

ANALYSIS OF GAAP VERSUS GAAP EXCLUDING SPECIAL ITEMS DISCLOSURES
(Unaudited)
	Three Months Ended
	September 28, 2019	June 29, 2019	September 29, 2018
	(in thousands, except per share data)
Reconciliation of GAAP gross profit to GAAP gross profit excluding special items:
GAAP gross profit	$343,323	$356,391	$430,236
GAAP gross profit %	64.4%	64.0%	67.4%
Special items:
Intangible asset amortization	3,111	4,038	6,915
Total special items	3,111	4,038	6,915
GAAP gross profit excluding special items	$346,434	$360,429	$437,151
GAAP gross profit % excluding special items	65.0%	64.8%	68.5%
Reconciliation of GAAP operating expenses to GAAP operating expenses excluding special items:
GAAP operating expenses	$187,319	$182,820	$196,053
Special items:
Intangible asset amortization	756	756	773
Severance and restructuring	1,434	1,715	994
Other operating expenses (income), net	25	83	60
Total special items	2,215	2,554	1,827
GAAP operating expenses excluding special items	$185,104	$180,266	$194,226
Reconciliation of GAAP net income (loss) to GAAP net income excluding special items:
GAAP net income (loss)	$140,156	$367,558	$197,423
Special items:
Intangible asset amortization	3,867	4,794	7,688
Severance and restructuring	1,434	1,715	994
Other operating expenses (income), net	25	83	60
Interest and other expense (income), net	(207)	(2,980)	(378)
Total pre-tax special items	5,119	3,612	8,364
Other income tax effects and adjustments (1)	(3,506)	(11,271)	4,754
Impact of U.S. tax legislation (2)	—	47,703	—
Impact of income tax audit settlement (3)	—	(251,599)	—
GAAP net income excluding special items	$141,769	$156,003	$210,541

GAAP net income per share excluding special items:
Basic	$0.52	$0.57	$0.76
Diluted	$0.52	$0.57	$0.75
Shares used in the calculation of earnings per share excluding special items:
Basic	271,388	272,382	278,045
Diluted	274,436	275,834	282,454

(1) Includes tax effect of pre-tax special items and miscellaneous tax adjustments.
(2) Includes effect of U.S. tax legislation enacted on December 22, 2017.
(3) Includes effect of income tax audit settlements.

Non-GAAP Measures
To supplement the consolidated financial results prepared under GAAP, Maxim Integrated uses non-GAAP measures which are adjusted from the most directly comparable GAAP results to exclude special items related to intangible asset amortization; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. We defined free cash flow as net cash provided from operations less gross capital expenditures. Management uses these non-GAAP measures internally to make strategic decisions, forecast future results and evaluate Maxim Integrated’s current performance. Many analysts covering Maxim Integrated use the non-GAAP measures as well. Given management’s use of these non-GAAP measures, Maxim Integrated believes these measures are important to investors in understanding Maxim Integrated’s current and future operating results as seen through the eyes of management. In addition, management believes these non-GAAP measures are useful to investors in enabling them to better assess changes in Maxim Integrated’s core business across different time periods. These non-GAAP measures are not in accordance with or an alternative to GAAP financial data and may be different from non-GAAP measures used by other companies. Because non-GAAP financial measures are not standardized it may not be possible to compare these financial measures with other companies’ non-GAAP financial measures, even if they have similar names. The non-GAAP measures displayed in the table above include the following:

GAAP Gross Profit Excluding Special Items
The use of GAAP gross profit excluding special items allows management to evaluate the gross margin of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP gross profit excluding special items to enable investors and analysts to evaluate our revenue generation performance relative to the direct costs of revenue of Maxim Integrated’s core businesses.

GAAP Operating Expenses Excluding Special Items
The use of GAAP operating expenses excluding special items allows management to evaluate the operating expenses of the Company’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; severance and restructuring, and other operating expenses (income), net. In addition, it is an important component of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP operating expenses excluding special items to enable investors and analysts to evaluate our core business and its direct operating expenses.

GAAP Provision for Income Taxes Excluding Special Items
The use of a GAAP provision for income taxes excluding special items allows management to evaluate the provision for income taxes across different reporting periods on a consistent basis, independent of special items. Special items include the tax impact of pre-tax special items, significant tax audit settlements, significant prior year tax reserve adjustments, significant tax legislation, and significant non-recurring and period specific tax items, which vary in size and frequency.

GAAP Net Income and GAAP Net Income per Share Excluding Special Items
The use of GAAP net income and GAAP net income per share excluding special items allow management to evaluate the operating results of Maxim Integrated’s core businesses and trends across different reporting periods on a consistent basis, independent of special items including intangible asset amortization; severance and restructuring; other operating expenses (income), net; interest and other expense (income), net; and other income tax effects and adjustments. In addition, they are important components of management’s internal performance measurement and reward process as it is used to assess the current and historical financial results of the business, for strategic decision making, preparing budgets and forecasting future results. Management presents GAAP net income and GAAP net income per share excluding special items to enable investors and analysts to understand the results of operations of Maxim Integrated’s core businesses and to compare our results of operations on a more consistent basis against that of other companies in our industry.

“Safe Harbor” Statement
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements include the Company’s business outlook and financial projections for its second quarter of fiscal 2020 ending December 2019, which includes revenue, gross margin and earnings per share, as well as the Company’s expectation of sequential growth in the second fiscal quarter in Communications and Data Center, Automotive and Industrial, partially offset by smartphone-related headwinds and holiday seasonality in Consumer. These statements involve risk and uncertainty. Actual results could differ materially from those forecasted, based upon, among other things, general market and economic conditions, market developments that could adversely affect the growth of the mixed-signal analog market, product mix shifts, the loss of all or a substantial portion of our sales to one or more of our large customers, customer cancellations and price competition, as well as other risks described in the Company’s Annual Report on Form 10-K for the fiscal year ended June 29, 2019 (the “Form 10-K”). The Form 10-K may be found at https://www.sec.gov/Archives/edgar/data/743316/000074331619000024/0000743316-19-000024-index.htm.

All forward-looking statements included in this news release are made as of the date hereof and based on the information available to the Company as of the date hereof. The Company assumes no obligation to update any forward-looking statement except as required by law.

About Maxim Integrated
Maxim Integrated develops innovative analog and mixed-signal products and technologies to make systems smaller and smarter, with enhanced security and increased energy efficiency. We are empowering design innovation for our automotive, industrial, healthcare, mobile consumer, and cloud data center customers to deliver industry-leading solutions that help change the world. Learn more at http://www.maximintegrated.com.

Source: Maxim Integrated Investor Relations